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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 March 26, 2003


                           RANGE RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                          0-9592                  34-1312571
-------------------------------        -----------------       ----------------------
(State or other jurisdiction of           (Commission              (IRS Employer
        incorporation)                    File Number)           Identification No.)


           777 Main Street
           Ft. Worth, Texas                                            76102
---------------------------------------                        ----------------------
(Address of principal executive offices)                             (Zip Code)



       Registrant's telephone number, including area code: (817) 870-2601



  (Former name or former address, if changed since last report): not applicable




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ITEM 4.  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANTS

         The Audit Committee of the Board of Directors of Range Resources Corporation (the "Company") approved the dismissal of KPMG LLP ("KPMG") as its independent auditors on March 26, 2003. The Company notified KPMG of its dismissal on March 26, 2003 and such dismissal became effective on March 26, 2003. On March 26, 2003, the Audit Committee approved the engagement of Ernst and Young LLP ("E&Y") as its independent auditors for the year ended December 31, 2003. E&Y accepted its appointment as the Company's independent auditors on April 1, 2003.

         During the two years ended December 31, 2001 and 2002 and the subsequent interim period through March 26, 2003:

                      (i) KPMG's reports on the consolidated financial statements of the Company have not contained an adverse opinion or disclaimer of opinion, and have not been qualified or modified as to uncertainty, audit scope or accounting principles;

                      (ii) there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports;

                      (iii) none of the reportable events described under Item
                            304(a)(1)

                      (v) of Regulation S-K occurred; and (iv) the Company did not consult with E&Y regarding any of the matters or events described in Item 304(a)(2)(i) and 304(a)(2)(ii) of Regulation S-K.

         The Company has provided KPMG with a copy of the foregoing statements and has requested that KPMG furnish a letter addressed to the U.S. Securities and Exchange Commission (the "Commission") stating whether or not it agrees with the above statements and if not, stating the respects in which it does not agree.


ITEM 7.  EXHIBITS

         (c)  Exhibits:

16.1     Letter from KPMG to the Commission dated March 28, 2003.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 RANGE RESOURCES CORPORATION



                                                 By: /s/ EDDIE M. LEBLANC
                                                     -----------------------
                                                     Eddie M. LeBlanc
                                                     Chief Financial Officer



Date:  April 2, 2003






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                                  EXHIBIT INDEX


EXHIBIT NUMBER    DESCRIPTION
--------------    -----------

16.1              Letter from KPMG to the Commission dated March 28, 2003.







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